UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 21, 2014

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1200

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As determined by the Board of Directors (the “Board”) and the Compensation Committee of the Board of American Vanguard Corporation (the “Company”), named executive officers of the Company were paid incentive compensation in a lump sum based upon company-wide and individual performance during fiscal year 2013 as follows:

Name & Title	Bonus
Eric G. Wintemute, Chairman & CEO	$300,000
Glen D. Johnson, SVP – Business Dev’t & Mktg	$145,000
David T. Johnson, CFO, VP & Treasurer	$160,000
James Lehman, VP – Sales	$140,000
Timothy J. Donnelly, CAO, GC & Sec’y	$147,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERICAN VANGUARD CORPORATION

Date: March 25, 2014	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer,
General Counsel & Secretary